UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2010
                              _____________________

                         TEL-INSTRUMENT ELECTRONICS CORP
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           New Jersey               33-18978                     22-1441806
 ---------------------------       ----------                 -----------------
(State or other jurisdiction      (Commission                (IRS Employer
       of incorporation)          File Number)               Identification No.)


          728 Garden St
Carlstadt, New Jersey 07072                              (201) 933-1600
    --------------------                          ------------------------------
   (Address of principal                         (Registrant's telephone number,
     executive offices)                               including area code)




                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240. 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240. 14e-4(c))

Section 2 - Financial Information

Item 2.03.   Creation of a Direct Financial Obligation

     As of February 22, 2010 the Company received funding for $250,000 in exchange for issuing Subordinated Notes to two Executive Officers in the amount of $125,000. These notes are subordinate to the bank credit agreement discussed below. The notes becomes due April 1, 2011 with an interest rate of 1% per month, payable on a monthly basis within 14 days of the end of each month. The holders signed a modification to these notes that interest will only be paid to the extent that these payments are allowed pursuant to the terms of the Company's Credit Agreement with its bank. This modification is being made to conform to Section 7.18 of the revised Credit Agreement between Bank of America and Tel Instrument Electronics Corp. This Modification Agreement precludes the payment of monthly interest to either Holder unless the Company's ratio of Net Cash Flow to Debt Service expense exceeds a 1.2 ratio as defined in the Credit Agreement. The Holders agree that the Company's failure to pay the monthly interest amounts pursuant to the terms of the February 22, 2010 Subordinated Notes will not constitute an event of default on the Notes if the Company is precluded from making these payments pursuant to the limitations included in the revised Credit Agreement. Copies of the subordinated notes are attached as Exhibits 10.1 and 10.2, and the Modification Agreement as Exhibit 10.3 and are incorporated herein by reference.

     The Notes also included default and acceleration provisions.

     As of March 1, 2010 the Company signed the Third Loan Modification Agreement with Bank of America. The Company has a line of credit which expires October 30, 2010. The agreement includes a borrowing base calculation tied to accounts receivable and inventories with a maximum availability of $1,000,000. Interest on any outstanding balances is payable monthly at an annual interest rate that is two percentage points (2%) above the Bank's Prime rate. The line is collateralized by substantially all of the assets of the Company. The credit facility requires the Company to maintain certain financial covenants. A copy of the Third Loan Modification Agreement is attached as Exhibit 10.4 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Exhibits

              10.1 Subordinated Note between the Company and Harold K. Fletcher
              10.2 Subordinated Note between the Company and Jeffrey C. O'Hara
              10.3 Modification to Subordinated Notes
              10.4 Third Loan Modification with Bank of America


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                            TEL-INSTRUMENT ELECTRONICS CORP


Date:  March 25, 2010                       By:  /s/  Harold K. Fletcher
                                               --------------------------------
                                                      Harold K. Fletcher
                                                      CEO

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